UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 25, 2022
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Montana		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59116-0918
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 7.01 Regulation FD Disclosure.

Announcement of Annual Meeting Record Date; Conversion of Class B Common Stock Expected on March 25, 2020

First Interstate BancSystem, Inc., a Montana corporation (the “Company”), has established March 25, 2022 to be the record date for determining the shareholders of the Company entitled to notice of, and to vote at, its 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) or any adjournment, postponement or rescheduling thereof.

As previously disclosed, the issuance of the shares of the Company’s Class A common stock to the stockholders of Great Western Bancorp, Inc. (“Great Western”) in connection with the recently completed merger of Great Western with and into the Company has resulted in the aggregate number of shares of the Company’s Class B common stock outstanding constituting less than 20 percent of the aggregate number of shares of all the Company’s common stock outstanding. The Company’s Third Amended and Restated Articles of Incorporation, as amended, provides that if, on the record date for any meeting of shareholders of the Company, the number of shares of Class B common stock then outstanding constitutes less than 20 percent of the aggregate number of shares of common stock of the Company then outstanding, each share of Class B common stock then issued and outstanding shall thereupon be automatically converted as of such record date into one fully paid and non-assessable share of Class A common stock and will have one vote per share at such meeting. The Company is not authorized currently to issue additional shares of Class B common stock and it is therefore expected that all the outstanding shares of Class B common stock will convert automatically into Class A common stock of the Company on the March 25, 2022. The Company will then have only one class of common stock outstanding, Class A common stock, with each share having one vote per share on all matters submitted to the shareholders for a vote at any shareholders meeting, including the upcoming 2022 Annual Meeting.

Cautionary Note Regarding Forward Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about the Company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include statements about the timing of the automatic conversion of the Company’s Class B common stock. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected, including those disclosed in the Company’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”).

Such factors are not necessarily all the factors that could cause actual results to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could impact the Company’s expectations described in the forward-looking statements. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth in the Company’s periodic and other reports filed with the SEC. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company and factors that could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and its other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description

	104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 25, 2022

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ KEVIN P. RILEY
Kevin P. Riley
President and Chief Executive Officer